UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2023

 IEH Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-5278	13-5549348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 58th Street, Suite 8E

Brooklyn, New York 11220

(Address of Principal Executive Offices, and Zip Code)

(718) 492-4440

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IEHC	OTC Pink Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 6, 2020, IEH Corporation’s (the “Company”) management, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), and the full Board of Directors (the “Board”), reached a determination that the Company’s previously issued unaudited interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended (i) September 27, 2019, filed with the Securities and Exchange Commission (the “SEC”) on November 11, 2019 and (ii) December 31, 2019, filed with the SEC on February 14, 2020, should no longer be relied upon.

Following the filing on October 8, 2020 of the Company’s Form 10-K for the fiscal year ended March 31, 2020, the Company ceased filing its reports with the SEC while it worked on resolving issues related to inventory reporting in its accounting system. On January 26, 2023, the Company’s management, the Audit Committee and the Board determined that the Company’s previously audited financial statements and related disclosures for the fiscal year ended March 31, 2020 and for the period then ended should no longer be relied upon because of material errors contained in those financial statements. These errors occurred in connection with the Company’s migration to a new enterprise accounting and inventory system. The Company’s management, the Audit Committee and the Board discussed the errors and the restatement of the financial statements with Marcum LLP, the Company’s independent registered public accounting firm.

The Company concluded that the impact of these errors on the aforementioned financial statements is material and resulted in an understatement of costs of products sold, an overstatement of income tax expense, and an overstatement of net income, for the fiscal year ended March 31, 2020. The exact quantitative impact of the errors is still being determined and will be disclosed in more detail in the Company’s restated financial statements. The Company plans to file a comprehensive annual report on Form 10-K (the “Super 10-K”) containing the restated financial statements as soon as reasonably practicable.

The categories of errors and their impact on the previously issued financial statements will be described therein and the Super 10-K will include:

•	Restated unaudited interim financial statements for the quarterly periods ended September 27, 2019 and December 31, 2019;
•	Restated audited financial statements for the fiscal year ended March 31, 2020;
•	Unaudited interim financial statements for the quarterly periods ended June 30, 2020, September 30, 2020, December 31, 2020, June 30, 2021, September 30, 2021 and December 31, 2021; and
•	Audited financial statements for the fiscal years ended March 31, 2021 and March 31, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

IEH Corporation

By: /s/ Dave Offerman
Name: Dave Offerman
Title: President and Chief Executive Officer

Date:   June 8, 2023